UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 29, 2003

JANUS CAPITAL GROUP INC.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	001-15253 (Commission file number)	43-1804048 (IRS Employer Identification Number)

100 FILLMORE STREET
DENVER, COLORADO 80206
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code
(303) 691-3905

Not Applicable
(Former name or former address if changed since last report)

Item 7. Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.	Document

99.1	Press release announcing Janus Capital Group’s first quarter 2003 financial results.

Item 9. Regulation FD Disclosure

On April 29, 2003, Janus Capital Group Inc. (“Janus”) issued a press release reporting its financial results for the first quarter of 2003. A copy of that press release is being furnished as Exhibit 99.1 to this Current Report.

This information, furnished under this “Item 9. Regulation FD Disclosure,” is intended to be furnished under “ Item 12. Disclosure of Results of Operations and Financial Condition,” in accordance with U.S. Securities and Exchange Commission Release No. 33-8216.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Janus Capital Group Inc.

Date: April 29, 2003	By:	/s/ Loren M. Starr
Loren M. Starr Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document

99.1	Press release announcing Janus Capital Group’s first quarter 2003 financial results.

3